Exhibit 99.1

QUAD/GRAPHICS, INC. N61 W23044 HARRY’S WAY SUSSEX, WI 53089

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 21, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 21, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                                                                                                                              E54795-S80413                                            KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUAD/GRAPHICS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE ISSUANCE PROPOSAL.				For	Against	Abstain

1.      Share Issuance Proposal.

To approve the issuance of shares of class A common stock of Quad/Graphics, Inc. (“Quad/Graphics”) in connection with the merger between a wholly owned subsidiary of Quad/Graphics, QLC Merger Sub, Inc. (“Merger Sub”), and LSC Communications, Inc. (“LSC”), as contemplated by the agreement and plan of merger, dated as of October 30, 2018, among Quad/Graphics, LSC and Merger Sub.

				☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the Share Issuance Proposal.

The undersigned acknowledges receipt from Quad/Graphics of the Joint Proxy Statement/Prospectus, which includes the Notice of Meeting for the Special Meeting of Shareholders of Quad/Graphics to be on held February 22, 2019.

THIS PROXY CARD IS FOR YOUR SHARES OF CLASS A COMMON STOCK ONLY.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend the meeting. ☐ ☐ Yes No

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF SHAREHOLDERS OF

QUAD/GRAPHICS, INC.

February 22, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 22, 2019

The Notice of Special Meeting of Shareholders to be held February 22, 2019,

and the Joint Proxy Statement/Prospectus, for the Special Meeting of Shareholders

is available at http://materials.proxyvote.com/747301.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible. This proxy card

is to vote your shares of

Class A common stock.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E54796- S80413

QUAD/GRAPHICS, INC.

N61 W23044 Harry’s Way

Sussex, Wisconsin 53089

SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 22, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Joel Quadracci and Jennifer J. Kent, and each of them, as Proxies, each with full power of substitution, to represent and to vote as designated on the reverse side, all of the shares of Class A common stock of Quad/Graphics, Inc. held of record by the undersigned, as of the close of business on January 16, 2019, at the Special Meeting of Shareholders to be held on February 22, 2019, at 10:00 a.m., Central Time, at Quad/Graphics’ corporate offices located at N61 W23044 Harry’s Way, Sussex, Wisconsin 53089, or any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side)

QUAD/GRAPHICS, INC. N61 W23044 HARRY’S WAY SUSSEX, WI 53089	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                                                                                                                              E54797-S80413                                            KEEP THIS PORTION FOR YOUR RECORDS

—  — — — — — —  —  —  — —  —  —  — —  —  —  — — — —  —  — —  —  —  —  —  — —  —  — —  — — —  —  —  —  — — —  — — — — — — — — —  — — — — — — —

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUAD/GRAPHICS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE ISSUANCE PROPOSAL.				For	Against	Abstain

1.      Share Issuance Proposal.

To approve the issuance of shares of class A common stock of Quad/Graphics, Inc. (“Quad/Graphics”) in connection with the merger between a wholly owned subsidiary of Quad/Graphics, QLC Merger Sub, Inc. (“Merger Sub”), and LSC Communications, Inc. (“LSC”), as contemplated by the agreement and plan of merger, dated as of October 30, 2018, among Quad/Graphics, LSC and Merger Sub.

				☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the Share Issuance Proposal.

The undersigned acknowledges receipt from Quad/Graphics of the Joint Proxy Statement/Prospectus, which includes the Notice of Meeting for the Special Meeting of Shareholders to be held on February 22, 2019.

THIS PROXY CARD IS FOR YOUR SHARES OF CLASS B COMMON STOCK ONLY.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend the meeting. ☐ ☐ Yes No

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF SHAREHOLDERS OF

QUAD/GRAPHICS, INC.

February 22, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 22, 2019

The Notice of Special Meeting of Shareholders to be held February 22, 2019, and the Joint Proxy Statement/Prospectus, for the Special Meeting of Shareholders

is available at http://materials.proxyvote.com/747301.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible. This proxy card

is to vote your shares of

Class B common stock.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E54798- S80413

QUAD/GRAPHICS, INC.

N61 W23044 Harry’s Way

Sussex, Wisconsin 53089

SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 22, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Joel Quadracci and Jennifer J. Kent, and each of them, as Proxies, each with full power of substitution, to represent and to vote as designated on the reverse side, all of the shares of Class B common stock of Quad/Graphics, Inc. held of record by the undersigned, as of the close of business on January 16, 2019, at the Special Meeting of Shareholders to be held on February 22, 2019, at 10:00 a.m., Central Time, at the Quad/Graphics’ corporate offices located at N61 W23044 Harry’s Way, Sussex, Wisconsin 53089, or any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side)